                                                                   Exhibit 99.1


                       CONSOLIDATED STATEMENT OF EARNINGS
                                  YEAR TO DATE
                                      1999


                                                                      %                               %
                                                       1Q           TO SLS             2Q           TO SLS
                                                  --------------                   -------------
SALES........................................     13,493,100,231                  10,288,898,585
                                                  --------------                   -------------
COSTS AND EXPENSES:
  MERCHANDISE COSTS,INCLUDING WAREHOUSING
    AND TRANSPORTATION.......................      9,956,846,538    73.79%         7,577,495,603    73.65%
  OPERATING GENERAL AND ADMINISTRATIVE.......      2,469,533,284    18.30%         1,864,034,196    18.12%
  RENT.......................................        199,339,407     1.48%           142,775,073     1.39%
  DEPRECIATION...............................        251,483,029     1.86%           197,801,464     1.92%
  AMORTIZATION OF GOODWILL...................         29,473,000     0.22%            23,194,000     0.23%
  DIVIDEND AND INTEREST INCOME...............         (2,733,694)   -0.02%            (2,590,696)   -0.03%
  INTEREST EXPENSE INCL. CAPITAL LEASES......        201,609,559     1.49%           150,636,345     1.46%
                                                  --------------                   -------------
    TOTAL....................................     13,105,551,123    97.13%         9,953,345,985    96.74%
                                                  --------------                   -------------

EARNINGS BEFORE TAX EXPENSE AND
  EXTRAORDINARY ITEM.........................        387,549,108     2.87%           335,552,600     3.26%


TAX EXPENSE..................................        156,569,845     1.16%           133,516,380     1.30%
                                                  --------------                   -------------

EARNINGS BEFORE EXTRAORDINARY ITEM...........        230,979,263     1.71%           202,036,220     1.96%

EXTRAORDINARY ITEM...........................            (19,000)    0.00%            (9,817,634)   -0.10%
                                                  --------------                   -------------
NET EARNINGS ................................        230,960,263     1.71%           192,218,586     1.87%
                                                  ==============                   =============

EBITDA.......................................        879,381,002     6.52%           704,593,713     6.85%
LIFO.........................................         12,000,000     0.09%                     0     0.00%
NET INTEREST.................................        198,875,865     1.47%           148,045,649     1.44%


EARNINGS PER COMMON SHARE:
BASIC FROM OPERATIONS........................               0.28                            0.24
 EXTRAORDINARY ITEM..........................               0.00                           -0.01
                                                     -----------                     -----------
NET EARNINGS PER COMMON SHARE................               0.28                            0.23
                                                     ===========                     ===========
NUMBER OF COMMON SHARES USED IN
    PER SHARE CALCULATION....................        827,303,506                     828,589,780

EARNINGS PER COMMON SHARE:
DILUTED FROM OPERATIONS......................               0.27                            0.24
 EXTRAORDINARY ITEM..........................               0.00                           -0.01
                                                     -----------                     -----------
NET EARNINGS PER COMMON SHARE................               0.27                            0.23
                                                     ===========                     ===========
NUMBER OF COMMON SHARES USED IN
    PER SHARE CALCULATION....................        863,349,210                     859,647,707


                                                                     %                               %
                                                     2Q YTD        TO SLS              3Q          TO SLS
                                                  --------------                   -------------
SALES........................................     23,781,998,816                  10,329,158,726
                                                  --------------                   -------------
COSTS AND EXPENSES:
  MERCHANDISE COSTS,INCLUDING WAREHOUSING
    AND TRANSPORTATION.......................     17,534,342,141   73.73%          7,587,755,050   73.46%
  OPERATING GENERAL AND ADMINISTRATIVE.......      4,333,567,480   18.22%          1,882,887,265   18.23%
  RENT.......................................        342,114,480    1.44%            155,873,080    1.51%
  DEPRECIATION...............................        449,284,493    1.89%            198,027,394    1.92%
  AMORTIZATION OF GOODWILL...................         52,667,000    0.22%             23,335,205    0.23%
  DIVIDEND AND INTEREST INCOME...............         (5,324,390)  -0.02%             (3,168,937)  -0.03%
  INTEREST EXPENSE INCL. CAPITAL LEASES......        352,245,904    1.48%            151,094,884    1.46%
                                                  --------------                   -------------
    TOTAL....................................     23,058,897,108   96.96%          9,995,803,941   96.77%
                                                  --------------                   -------------

EARNINGS BEFORE TAX EXPENSE AND
  EXTRAORDINARY ITEM.........................        723,101,708    3.04%            333,354,785    3.23%


TAX EXPENSE..................................        290,086,225    1.22%            131,439,916    1.27%
                                                  --------------                   -------------


EARNINGS BEFORE EXTRAORDINARY ITEM...........        433,015,483    1.82%            201,914,869    1.95%

EXTRAORDINARY ITEM...........................         (9,836,634)  -0.04%                      0    0.00%
                                                  --------------                   -------------

NET EARNINGS ................................        423,178,849    1.78%            201,914,869    1.95%
                                                  ==============                   =============

EBITDA.......................................      1,583,974,715    6.66%            696,143,331    6.74%
LIFO.........................................         12,000,000    0.05%             (6,500,000)  -0.06%
NET INTEREST.................................        346,921,514    1.46%            147,925,947    1.43%


EARNINGS PER COMMON SHARE:
BASIC FROM OPERATIONS........................               0.52                            0.24
 EXTRAORDINARY ITEM..........................              -0.01                            0.00
                                                     -----------                     -----------
NET EARNINGS PER COMMON SHARE................               0.51                            0.24
                                                     ===========                     ===========
NUMBER OF COMMON SHARES USED IN
    PER SHARE CALCULATION....................        827,870,690                     831,707,607

EARNINGS PER COMMON SHARE:
DILUTED FROM OPERATIONS......................               0.50                            0.24
 EXTRAORDINARY ITEM..........................              -0.01                            0.00
                                                     -----------                     -----------
NET EARNINGS PER COMMON SHARE................               0.49                            0.24
                                                     ===========                     ===========
NUMBER OF COMMON SHARES USED IN
    PER SHARE CALCULATION....................        861,422,505                     857,421,407


                                                                      %
                                                      3Q YTD        TO SLS
                                                  --------------
SALES........................................     34,111,157,542
                                                  --------------
COSTS AND EXPENSES:
  MERCHANDISE COSTS,INCLUDING WAREHOUSING
    AND TRANSPORTATION.......................     25,122,097,191    73.65%
  OPERATING GENERAL AND ADMINISTRATIVE.......      6,216,454,746    18.22%
  RENT.......................................        497,987,560     1.46%
  DEPRECIATION...............................        647,311,887     1.90%
  AMORTIZATION OF GOODWILL...................         76,002,205     0.22%
  DIVIDEND AND INTEREST INCOME...............         (8,493,327)   -0.02%
  INTEREST EXPENSE INCL. CAPITAL LEASES......        503,340,788     1.48%
                                                  --------------
    TOTAL....................................     33,054,701,050    96.90%
                                                  --------------

EARNINGS BEFORE TAX EXPENSE AND
  EXTRAORDINARY ITEM.........................      1,056,456,492     3.10%


TAX EXPENSE..................................        421,526,140     1.24%
                                                  --------------


EARNINGS BEFORE EXTRAORDINARY ITEM...........        634,930,352     1.86%


EXTRAORDINARY ITEM...........................         (9,836,634)   -0.03%
                                                  --------------

NET EARNINGS ................................        625,093,718     1.83%
                                                  ==============

EBITDA.......................................      2,280,118,045     6.68%
LIFO.........................................          5,500,000     0.02%
NET INTEREST.................................        494,847,461     1.45%


EARNINGS PER COMMON SHARE:
BASIC FROM OPERATIONS........................               0.77
 EXTRAORDINARY ITEM..........................              -0.01
                                                     -----------
NET EARNINGS PER COMMON SHARE................               0.76
                                                     ===========
NUMBER OF COMMON SHARES USED IN
    PER SHARE CALCULATION....................        829,089,603

EARNINGS PER COMMON SHARE:
DILUTED FROM OPERATIONS......................               0.74
 EXTRAORDINARY ITEM..........................              -0.01
                                                     -----------
NET EARNINGS PER COMMON SHARE................               0.73
                                                     ===========
NUMBER OF COMMON SHARES USED IN
    PER SHARE CALCULATION....................        860,028,747